CROWN CENTRAL PETROLEUM CORPORATION
                         One North Charles Street
                            Baltimore, MD 21201



                                              June 20, 2000




Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036


                 Re:   AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
                       ----------------------------------------------

Gentlemen:



          Reference is made to the Loan and Security Agreement, dated December 10, 1998 (as now or hereafter amended or supplemented, the "Loan Agreement"), among (a) Congress Financial Corporation and First Union National Bank (individually and collectively, "Lender"), (b) Congress Financial Corporation, as Administrative Agent for Lender (in such capacity "Agent") and (c) Crown Central Petroleum Corporation ("Crown"), Continental American Corporation, Crown Central Holding Corporation, Crown Central Pipe Line Company, Crown-Rancho Pipe Line Corporation, Crown Stations, Inc., F Z Corporation,
Fast Fare, Inc., La Gloria Oil and Gas Company, Locot, Inc., McMurrey Pipe Line Company, Mollie's Properties, Inc. and Crowncen International N.V.
(each of such parties, including Crown, being referred to herein, individually and collectively, as "Borrower").

          Borrower has requested certain amendments to the Loan Agreement and Agent is willing to agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Agent and Borrower desire and intend to evidence such amendment.


          In consideration of the foregoing and the agreements and covenants contained herein, Borrower and Agent (for itself and on behalf of Lender) each agree as follows:

     1. EXISTING DEFINITIONS IN LOAN AGREEMENT. Capitalized terms used herein, which are not otherwise defined herein, shall have the respective meanings ascribed thereto in the Loan Agreement.

     2. DEFINITION OF "BLOCKAGE RESERVE". The definition of the term "Blockage Reserve" set forth in Section 2(a) of Amendment No. 1 to the Loan Agreement shall be and is hereby deleted in its entirety and the following is inserted in its stead:

     "BLOCKAGE RESERVE" shall mean the amount of $10,000,000, which shall be reserved by Agent.

     3. DEFINITION OF "FORMULA AVAILABILITY". The definition of the term "Formula Availability" set forth in Section 2(c) of Amendment No. 1 to the Loan Agreement shall and is hereby deleted in its entirety and the following is inserted in its stead:

     "FORMULA AVAILABILITY" shall mean the amount, as determined by Agent, at any applicable time, equal to the lesser of (A) the sum of (i) the aggregate amount of the Loans and Letter of Credit Accommodations available to Borrower at such time based upon the formulas, as determined by Agent, set forth in Sections 2.1(a), 2.1(b) and 2.2(c) of the Loan Agreement, subject to applicable sublimits and other limitations (for purposes of such calculation hereunder only, without giving effect to the Maximum Credit or the Maximum Formula Amount) in respect thereof and after deduction for all Availability Reserves (including reserves for Letter of Credit Accommodations at such time) established and maintained by Lender, but exclusive of the Supplemental Credit Facility, MINUS (ii) the Blockage Reserve or (B) the Maximum Formula Amount. The term "Formula Availability" is used herein to mean the Loans and Letter of Credit Accommodations so available to Borrower without reduction for the amount of Loans and Letter of Credit Accommodations then outstanding. For example, (1) if the applicable Loans and Letter of Credit Accommodations so available to Borrower under Section 2.1(a), 2.1(b) and 2.2(c) of the Loan Agreement was $90,000,000, then the sum of clause (A)(i) hereof would be $80,000,000 ($90,000,000 minus the Blockage Reserve of $10,000,000) and the Formula Availability would then be $75,000,000 (i.e., the lesser amount of the Maximum Formula Amount), and (2) if the applicable Loans and Letter of Credit Accommodations so available to Borrower under Section 2.1(a), 2.1(b) and 2.2(c) was $80,000,000, then the sum of clause (A)(i) hereof would be $70,000,000 ($80,000,000 minus the Blockage Reserve of $10,000,000) and the "Formula Availability" would then be $70,000,000 (since such sum is less than the Maximum Formula Amount of $75,000,000).

     4. REVOLVING LOANS. Section 2.1(a)(ii)(B) of the Loan Agreement shall be and is hereby amended by deleting the reference therein to "Fifty-Five Million Dollars ($55,000,000)" and inserting "Sixty-Five Million Dollars ($65,000,000)" in its stead.

     5. AMENDMENT FEE. In consideration of this Amendment, Borrower shall pay to Agent (for the account of Lender) an amendment fee in the amount of $10,000, which shall be fully earned and due and payable on the date hereof.

     6. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

          (a) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments to the Loan Agreement made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     7. CONDITIONS PRECEDENT FOR AMENDMENT. The effectiveness of the amendments contained herein shall be subject to the satisfaction of each of the following conditions, in a manner satisfactory to Agent and its counsel:

          (a) Agent shall have received this Amendment No. 4 to the Loan Agreement duly authorized, executed and delivered by the parties hereto;

          (b) no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

     8. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     9. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

     10. GOVERNING LAW. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     11. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     12. HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.


     13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.

                                   Very truly yours,

                                   CROWN CENTRAL PETROLEUM
                                   CORPORATION

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr., Executive Vice
                                 President and Chief Financial Officer

                                   CONTINENTAL AMERICAN
                                   CORPORATION

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr., President

                                   CROWN CENTRAL HOLDING
                                   CORPORATION

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr.,Vice President



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                                   CROWN CENTRAL PIPE LINE
                                   COMPANY

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr.,Vice-President

                                   CROWN-RANCHO PIPE LINE
                                   CORPORATION

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr.,Vice-President

                                   CROWN STATIONS, INC.

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr., Vice-President


                                   F Z CORPORATION

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr.,Vice-President

                                   FAST FARE, INC.

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr.,Vice President

                                   LA GLORIA OIL AND GAS COMPANY

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr.,Vice President

                                   LOCOT, INC.

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr., President

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                                   MCMURREY PIPE LINE COMPANY

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr., President

                                   MOLLIE'S PROPERTIES, INC.

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr.,Vice President

                                   CROWNCEN INTERNATIONAL N.V.

                              By: /s/--J. E. Wheeler, Jr.
                                 ------------------------------------
                                 John E. Wheeler, Jr., Supervising
                                 Director


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION,
  as Agent

By: /s/ Morris P. Holloway
      ---------------------------

Title: Senior Vice President
      ---------------------------

CONSENTED TO:

ROSEMORE HOLDINGS, INC.

By: /s/ Kenneth H. Trout
    -----------------------------
    Kenneth H. Trout
    Executive Vice President and COO

CONGRESS FINANCIAL CORPORATION
  as Lender

By: /s/ Morris P. Holloway
      ---------------------------

Title: Senior Vice President
      ---------------------------


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FIRST UNION NATIONAL BANK
  as Lender

By: /s/ Forrest Steele
    ------------------------------

Title: Senior Vice President
    ------------------------------